UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC

     ----------------------------------------------------------------------
                  (Name of Registrants as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
          __________
    (2) Aggregate number of securities to which transaction applies:__________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________
    (4) Proposed maximum aggregate value of transaction:__________________
    (5) Total fee paid: _______________________________________________
[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:____________________________
    (2) Form, schedule or registration statement no.:____________
    (3) Filing party:______________________________________
    (4) Date filed: _______________________________________

               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                                  JULY 10, 2009


Dear Member:

               On behalf of the Board of Managers (the "Board") of Excelsior Directional Hedge Fund of Funds (TE), LLC (the "Fund"), it is my pleasure to invite you to attend a Special Meeting (the "Meeting") of Members of the Fund ("Members"). The Meeting will be held at 11:30 a.m. (Eastern Daylight Time) on August 7, 2009, at the offices of the Fund, 225 High Ridge Road, Stamford, Connecticut 06905. The formal notice of the Meeting and related materials are enclosed.

               At the Meeting, Members will vote on a proposal to elect five nominees proposed by the Board to serve as Managers of the Fund. The nominees are also standing for election to serve as members of the Board of Managers of Excelsior Directional Hedge Fund of Funds Master Fund, LLC, in which the Fund indirectly invests substantially all of its assets through its investment in Excelsior Directional Hedge Fund of Funds, Ltd. The Board unanimously recommends that you vote "FOR" the election of each of the nominees.

               The enclosed Proxy Statement, which you should read carefully, provides you with information about the proposal and solicits your proxy to be voted on the proposal at the Meeting.

               You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 8, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. However, whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

               Please feel free to call us at 1-866-921-7951 if you have any questions regarding voting procedures.


               IT IS IMPORTANT THAT YOUR VOTE BE REPRESENTED. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY MAIL OR VOTE USING THE INTERNET OR TOUCH-TONE TELEPHONE.

               Thank you for your confidence and support.




                                       Very truly yours,

                                       EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS
                                       (TE), LLC

                                       /s/ Spencer N. Boggess
                                       -----------------------------------------
                                       Name:   Spencer N. Boggess
                                       Title:  Chief Executive Officer

               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON AUGUST 7, 2009

To Members:

               A Special Meeting of Members ("Members") of Excelsior Directional Hedge Fund of Funds (TE), LLC (the "Fund") will be held on August 7, 2009, at 11:30 a.m. (Eastern Daylight Time) at the offices of the Fund, 225 High Ridge Road, Stamford, Connecticut 06905 (the "Meeting").

               The Meeting is called for the following purposes:

               1. to elect five persons to serve as members of the Board of Managers of the Fund (the "Board"); and

               2. to transact such other business as may properly come before the Meeting.

               The proposal is discussed in greater detail in the accompanying Proxy Statement.

               You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 8, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, you may obtain directions by calling 1-866-921-7951. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "FOR" each of the persons nominated to serve as members of the Board and in the discretion of the persons named as proxies in connection with any matter which may properly come before the Meeting or any adjournment thereof.

               The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

               The Fund will furnish, without charge, copies of its most recent annual report to Members upon request. To request a copy, please call 1-866-921-7951 or write to Excelsior Directional Hedge Fund of Funds (TE), LLC, 225 High Ridge Road, Stamford, Connecticut 06905. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone:
1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

               If  you   have   any   questions,   please   call   the  Fund  at
1-866-921-7951.

                                                          By Order of the
                                                          Board of Managers


EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING MAY BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUND WILL CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO OBTAIN A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IN ONE OF THREE WAYS: (I) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE; (II) VIA THE INTERNET AT WWW.PROXYVOTE.COM AND FOLLOWING THE ON-SCREEN DIRECTIONS; OR (III) BY USING YOUR TOUCH-TONE TELEPHONE. PLEASE SEE YOUR PROXY CARD FOR ADDITIONAL INSTRUCTIONS ON HOW TO VOTE.

                        EXCELSIOR DIRECTIONAL HEDGE FUND
                               OF FUNDS (TE), LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                           SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON AUGUST 7, 2009


       -----------------------------------------------------------------
                                 PROXY STATEMENT
       -----------------------------------------------------------------


               This Proxy Statement is being furnished to members ("Members") of Excelsior Directional Hedge Fund of Funds (TE), LLC (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of the Fund, 225 High Ridge Road, Stamford, Connecticut 06905, on August 7, 2009, at 11:30 a.m. (Eastern Daylight Time). Your proxy may also be voted at any adjournment of the Meeting.


               In addition to soliciting proxies by mail, officers of U.S. Trust Hedge Fund Management, Inc., the Fund's manager ("USTHFM"), and personnel of USTHFM's affiliates may solicit proxies by telephone or in person, without special compensation. USTHFM has retained Broadridge, a third party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fee and expenses of the proxy solicitor, as well as all other costs associated with the solicitation of proxies and of the Meeting, are being paid by the Fund. The Fund expects to pay approximately $5,000 to Broadridge in connection with the solicitation.


               At the Meeting, Members will vote to elect five persons to serve as members of the Board (the "Proposal"). The nominees are also standing for election as members of the Board of Managers of Excelsior Directional Hedge Fund of Funds Master Fund, LLC (the "Master Fund"), in which the Fund indirectly invests substantially all of its assets through its investment in Excelsior Directional Hedge Fund of Funds, Ltd. (the "Offshore Fund").


               All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. IF NO INSTRUCTIONS ARE MARKED, PROXIES WILL BE VOTED "FOR" THE PROPOSAL AND WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information - Revocation of Proxies and Abstentions."

               If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information - Adjournments."

               The close of business on June 8, 2009 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

               Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) in the Fund as of the Record Date. As of the close of business on the Record Date, the aggregate capital account balances of all Members was $125,679,622.84

               This Proxy Statement is first being mailed to Members on or about July 10, 2009.


               Copies of the Fund's most recent annual report are available upon request, without charge, by calling 1-866-921-7951 or by writing to Excelsior Directional Hedge Fund of Funds (TE), LLC, 225 High Ridge Road, Stamford,
Connecticut 06905. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC") (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

               To the knowledge of the Fund, the following are the only persons who owned of record or beneficially, five percent or more of the interests of any class of the Fund ("Interests"), as of the Record Date:

--------------------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL    AMOUNT OF INTERESTS  PERCENTAGE OF OUTSTANDING
OWNER                                                  INTERESTS
--------------------------------------------------------------------------------
Souers Charitable Trust             $8,484,431.31           6.751%
100 North Broadway, 8th Floor
St. Louis, Missouri  63102
--------------------------------------------------------------------------------
Chicago Community Trust Consol #1   $7,342,806.48           5.842%
The Chicago Community Trust
111 East Wacker Drive, Suite 1400
Chicago, Illinois  60601-4501
--------------------------------------------------------------------------------
Phoenix Foundation - Excelsior      $6,378,595.46           5.075%
Oprah Winfrey Foundation
110 North Carpenter Street
Chicago, Illinois  60607-2104
--------------------------------------------------------------------------------

               As of March 31, 2009, the officers and Managers of the Fund as a group beneficially owned less than 1% of the outstanding Interests.

---------------------------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member as of the Record Date was established as of June 1, 2009 and was determined by dividing the balance of each Member's capital account as of such date by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                TABLE OF CONTENTS
                                                                            PAGE

I.   Proposal for Member Approval..............................................1

     Election of Managers......................................................1

II.  Voting Information.......................................................11

III. Other Matters and Additional Information.................................11

I.      PROPOSAL FOR MEMBER APPROVAL.

                              ELECTION OF MANAGERS

               At the Meeting, Members will vote on a proposal to elect five persons nominated by the Board to serve as Managers. The nominees are: Alan Brott, John C. Hover II, Victor F. Imbimbo, Jr., Stephen V. Murphy and Thomas G. Yellin. Messrs. Imbimbo and Murphy, who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"), currently serve as Managers of the Fund. They each have served in such positions since the Fund's inception. Messrs. Brott, Hover and Yellin currently serve as members of the boards of managers of certain funds that are advised by affiliates of USTHFM. If elected, each of Messrs. Brott, Hover and Yellin would be an Independent Manager of the Fund. Mr. Gene Bernstein, who currently serves as an Independent Manager of the Fund, has determined not to stand for election and will cease to serve as a Manager effective upon the election of Managers at the Meeting.

               The provisions of the 1940 Act require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. Therefore, in order for Messrs. Brott, Hover and Yellin to serve as Managers, they are required to be elected by Members.

               The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

               The Fund pursues its investment objective by investing substantially all of its assets in the Offshore Fund, which in turn invests its assets in the Master Fund, which has the same investment objective and substantially the same investment policies as the Fund and, like the Fund, is registered under the 1940 Act as a closed-end management investment company. Messrs. Bernstein, Imbimbo and Murphy currently serve on the Board of Managers of the Master Fund (the "Master Fund Board"). A meeting of members of the Master Fund has been called for August 7, 2009. At that meeting members of the Master Fund (including the Offshore Fund) will vote for the election of managers of the Master Fund. The same five persons who have been nominated for election as Managers of the Fund have been nominated by the Master Fund Board for election as managers of the Master Fund. With respect to these nominations to the Master Fund Board, the Offshore Fund will vote the Offshore Fund's interest in the Master Fund for each nominee for election to the Master Fund Board in the same proportion as votes are cast by Members at the Meeting for the election of such nominee to the Board.

               The Board of Managers of Excelsior Directional Hedge Fund of Funds (TI), LLC, an entity as to which USTHFM also serves as investment manager and that invests substantially all of its assets in the Master Fund (the "TI Fund"), has also nominated Messrs. Brott, Hover, Imbimbo, Murphy and Yellin for election as managers of the TI Fund. The TI Fund will vote its interest in the Master Fund for each nominee proposed for election to the Master Fund Board in the same proportion as votes are cast by the TI Fund's members for the election of such nominee to the Board of Managers of the TI Fund.

               Messrs. Bernstein, Imbimbo and Murphy currently serve as the directors of the Offshore Fund. Mr. Bernstein intends to resign from this position after the Meeting. Assuming that Messrs. Brott, Hover and Yellin are elected as Managers of the Fund, they will also be appointed as directors of the Offshore Fund.

               Information regarding the nominees, including brief biographical information, is set forth below.



                                                INDEPENDENT MANAGER NOMINEES
-----------------------------------------------------------------------------------------------------------------------
                                    (2)            (3)
                                POSITION(S)      TERM OF                       (4)                          (5)
                                   HELD          OFFICE/             PRINCIPAL OCCUPATION(S)             NUMBER OF
             (1)                 WITH THE       LENGTH OF         DURING PAST 5 YEARS AND OTHER      PORTFOLIOS IN FUND
    NAME, ADDRESS AND AGE          FUND        TIME SERVED              DIRECTORSHIPS HELD           COMPLEX* OVERSEEN
Alan Brott                      N/A          N/A              Consultant, since October 1991;                5
c/o Excelsior Directional                                     Associate Professor, Columbia
Hedge Fund of Funds                                           University Graduate School of
(TE), LLC                                                     Business, since 2000; Various
225 High Ridge Road                                           positions with Ernst & Young for over
Stamford, CT 06905                                            20 years.
(Born 1942)

John C. Hover II                N/A          N/A              Former Executive Vice President of             5
c/o Excelsior Directional                                     U.S. Trust Company (retired since
Hedge Fund of Funds                                           1998). Mr. Hover serves as
(TE), LLC                                                     chairman of the board of managers
225 High Ridge Road                                           of Excelsior Venture Investors III,
Stamford, CT 06905                                            LLC and Excelsior Venture Partners
(Born 1943)                                                   III, LLC. He also serves on the board
                                                              of directors of Tweedy, Browne
                                                              Fund, Inc.

Victor F. Imbimbo, Jr.          Manager      Term -           President and CEO of Caring Today,             5
c/o Excelsior Directional                    Indefinite;      LLC., the publisher of Caring Today
Hedge Fund of Funds                          Length -         Magazine, the leading information
(TE), LLC                                    since April      resource within the family caregivers
225 High Ridge Road                          2007             market. Prior to this, Mr. Imbimbo
Stamford, CT 06905                                            was Executive Vice President of
(Born 1952)                                                   TBWA\New York and President for
                                                              North America with
                                                              TBWA/WorldHealth, a division of
                                                              TBWA Worldwide, where he directed
                                                              consumer marketing program
                                                              development for healthcare
                                                              companies primarily within the
                                                              pharmaceutical industry.

Stephen V. Murphy               Manager      Term -           President of S.V. Murphy & Co., Inc.,          5
c/o Excelsior Directional                    Indefinite;      an investment banking firm.
Hedge Fund of Funds                          Length -since    He also serves on the board of
(TE), LLC                                    April            directors of The First of Long



                                                INDEPENDENT MANAGER NOMINEES
-----------------------------------------------------------------------------------------------------------------------
                                    (2)            (3)
                                POSITION(S)      TERM OF                       (4)                          (5)
                                   HELD          OFFICE/             PRINCIPAL OCCUPATION(S)             NUMBER OF
             (1)                 WITH THE       LENGTH OF         DURING PAST 5 YEARS AND OTHER      PORTFOLIOS IN FUND
    NAME, ADDRESS AND AGE          FUND        TIME SERVED              DIRECTORSHIPS HELD           COMPLEX* OVERSEEN

225 High Ridge Road                          2007             Island Corporation, The First
Stamford, CT 06905                                            National Bank of Long Island and
(Born 1945)                                                   Bowne & Co., Inc.

Thomas G. Yellin                N/A          N/A              President, The Documentary Group               5
c/o Excelsior Directional                                     since December 2002; Executive
Hedge Fund of Funds                                           Producer, ABC News from August
(TE), LLC                                                     1989 to December 2002.
225 High Ridge Road
Stamford, CT 06905
(Born 1954)


* The "Fund Complex" consists of the Fund, the TI Fund, the Master Fund, Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC.

               Set forth below is the name and certain biographical information for the Fund's and the Master Fund's other executive officers, as reported by them to the Fund.


                                                    OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
                                                    (3)
                                     (2)          TERM OF
                                 POSITION(S)      OFFICE/                      (4)                          (5)
                                    HELD         LENGTH OF           PRINCIPAL OCCUPATION(S)             NUMBER OF
             (1)                  WITH THE         TIME           DURING PAST 5 YEARS AND OTHER      PORTFOLIOS IN FUND
    NAME, ADDRESS AND AGE           FUND          SERVED                DIRECTORSHIPS HELD            COMPLEX OVERSEEN

Spencer Boggess                 Chief          Term -         Managing Director, Alternative                N/A
One Bryant Park                 Executive      Indefinite;    Investment Asset Management,
New York, NY 10036              Officer        Length -       Bank of America (7/07 to present);
(Born 1967)                                    since April    President and Chief Executive
                                               2007           Officer of USTHFM and Portfolio
                                                              Manager of the Master Fund (7/03 to
                                                              present).

Steven L. Suss                  Chief          Term -         Managing Director, Alternative                N/A
225 High Ridge Road             Financial      Indefinite;    Investment Asset Management,
Stamford, CT 06905              Officer and    Length -       Bank of America (7/07 to present);
(Born 1960)                     Treasurer      since April    Director, Chief Financial Officer and
                                               2007           Treasurer (10/07 to present) and
                                                              Senior Vice President (6/07 to
                                                              present) of USTHFM; Director (4/07
                                                              to 5/08), Senior Vice President (7/07
                                                              to 5/08), and President (4/07 to
                                                              6/07) of UST Advisers, Inc.; Senior
                                                              Vice President of U.S. Trust's
                                                              Alternative Investment Division (4/07
                                                              to 6/07); Chief Financial Officer and
                                                              Chief Compliance Officer, Heirloom
                                                              Capital Management, L.P. (5/02 to
                                                              9/06).




Mohan Badgujar                  Chief          Term -         Director, Alternative Investment              N/A
One Bryant Park                 Operating      Indefinite;    Asset Management, Bank of
New York, NY 10036              Officer        Length -       America (7/07 to present); Vice
(Born 1958)                                    since April    President of USTHFM (10/05 to
                                               2007           present); Managing Partner of Blue
                                                              Hill Capital Partners LLC (10/03 to
                                                              10/05) (Registered Investment
                                                              Adviser).

Marina Belaya                   Secretary      Term -         Assistant General Counsel, Bank of            N/A
114 W. 47th Street                             Indefinite;    America (7/07 to present); Vice
New York, NY 10036                             Length -       President and Senior Attorney of
(Born 1967)                                    since April    U.S. Trust (2/06 to 6/07); Vice
                                               2007           President, Corporate Counsel,
                                                              Prudential Financial (4/05 to 1/06);
                                                              Associate, Schulte Roth & Zabel LLP
                                                              (9/02 to 3/05).

Robert M. Zakem                 Chief          Term -         GWIM Risk and Compliance Senior               N/A
2 World Financial Center        Compliance     Indefinite;    Executive, Bank of America Corp.,
37th Floor                      Officer        Length -       (3/09 to present); Managing Director,
New York, NY 10281                             since June     Business Risk Management, Merrill
(Born 1958)                                    2009           Lynch & Co., Inc. (8/06 to 2/09);
                                                              Executive Director, Head of Fund
                                                              Services - US, UBS Financial
                                                              Services, Inc., from (12/04 to 7/06);
                                                              Senior Vice President and General
                                                              Counsel, AIG SunAmerica Asset
                                                              Management Corp., from (4/93 to
                                                              11/04).


               BOARD MEETINGS AND COMMITTEES.

               The only standing committee of the Board is the Audit Committee. Currently, the members of the Audit Committee are: Gene M. Bernstein, Victor F. Imbimbo, Jr., and Stephen V. Murphy. Mr. Bernstein serves as the chair of the Audit Committee. If they are elected to the Board, Messrs. Brott, Hover and Yellin will serve as members of the Audit Committee, and a new chair of the Audit Committee will be designated by the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit 1.

               The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on March 30, 2007, is to provide oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

               The Master Fund Board has an Audit Committee comprised of the managers of the Master Fund who are not "interested persons," as defined in the 1940 Act, of the Master Fund (the "Master Fund Independent Managers"), with substantially the same responsibilities and substantially the same Audit Committee charter as that of the Fund.

               During the most recent fiscal year of the Fund and the Master Fund, which ended on March 31, 2009, the Board and the Master Fund Board held four regular meetings and one special meeting and the Audit Committee of the Board and of the Master Fund Board held four meetings. Each Manager and member of the Master Fund Board attended at least 75% of the total number of meetings of the Board and the Master Fund Board, respectively, and, if a member of the Audit Committee of the Board or the Master Fund Board, of the Audit Committee, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year).

               The Board does not have a standing nominating committee or a nominating committee charter, because the Board generally is required to consider nominations only in special circumstances, such as the nomination of a candidate by a Member (as described below), or in the event of a vacancy or other inability to serve by an existing Manager. In such circumstances, all of the Independent Managers will serve as the nominating committee and will identify potential nominees through their network of contacts and may also engage, if they deem appropriate, a professional search firm. The Independent Managers will meet to discuss and consider such candidates' qualifications and then choose a candidate by majority vote. The Independent Managers will consider, among other factors: whether or not the person is an "interested person," as defined in the 1940 Act, of the Fund, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Manager; whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, USTHFM, service providers or their affiliates; the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education and such other factors as the Independent Managers may consider relevant; and the character and integrity of the person.

               As noted above, the nominating committee (when assembled) may consider nominees recommended by Members. Members who wish to recommend a nominee should send such recommendations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Managers. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected.

               The Master Fund Board does not have a standing nominating committee or a nominating committee charter for the same reasons set forth above with respect to the Board, and will consider the same factors in connection with nominations for the Master Fund Independent Managers as the Board does with respect to nominations for Independent Managers. In the event that such a committee is required, the Master Fund Independent Managers will meet and make analogous considerations with respect to Master Fund Board nominees, and members of the Master Fund who wish to recommend a nominee should send such recommendations to the Master Fund's secretary containing all requisite information and an analogous written consent of the individual nominees.

               REPORT OF THE AUDIT COMMITTEE OF THE FUND.

               In discharging its duties, during the 2009 fiscal year, the Audit Committee has met with and held discussions with Fund management and with the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"). PwC has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, COMMUNICATION WITH AUDIT COMMITTEES CONCERNING INDEPENDENCE, and the Audit Committee discussed with representatives of PwC their firm's independence with respect to the Fund.

               Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

               Based on the Audit Committee's review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2009 with Fund management and PwC, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2009 in the Fund's Annual Report.

               AUDIT COMMITTEE OF THE FUND.

               Gene M. Bernstein
               Victor F. Imbimbo, Jr.
               Stephen V. Murphy

               REPORT OF THE AUDIT COMMITTEE OF THE MASTER FUND.

               In discharging its duties, during the 2009 fiscal year, the Master Fund Board's Audit Committee has met with and held discussions with Master Fund management and with the Master Fund's independent registered public accounting firm, PwC. PwC has represented that the Master Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Master Fund Board's Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Master Fund Board's Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, COMMUNICATION WITH AUDIT COMMITTEES CONCERNING INDEPENDENCE, and the Master Fund Board Audit Committee discussed with representatives of PwC their firm's independence with respect to the Master Fund.

               Based on the Master Fund Board's Audit Committee's review and discussions of the audited financial statements of the Master Fund for the fiscal year ended March 31, 2009 with Master Fund management and PwC, the Master Fund Board's Audit Committee approved the inclusion of the audited financial statements of the Master Fund for the fiscal year ended March 31, 2009 in the Master Fund's Annual Report.

               AUDIT COMMITTEE OF THE MASTER FUND.

               Gene M. Bernstein
               Victor F. Imbimbo, Jr.
               Stephen V. Murphy

               MANAGER COMPENSATION.

               The following table sets forth certain information regarding the compensation received by the nominees who currently serve as Independent Managers for the fiscal year ended March 31, 2009 from the Fund and from the Fund Complex. No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                            BOARD COMPENSATION TABLE


                                                             (3)                                             (5)
                                                          PENSION OR                                        TOTAL
                                                          RETIREMENT                  (4)                COMPENSATION
                                     (2)               BENEFITS ACCRUED        ESTIMATED ANNUAL         FROM FUND AND
           (1)                    AGGREGATE            AS PART OF FUND           BENEFITS UPON        FUND COMPLEX PAID
     NAME OF PERSON,          COMPENSATION FROM            EXPENSES               RETIREMENT             TO MANAGERS*
        POSITION                    FUND

Victor F. Imbimbo, Jr.,           $2,500.00                    $0                     $0                 $53,750.00 (5)
Manager

Stephen V. Murphy,                $2,500.00                    $0                     $0                 $54,750.00 (5)
Manager



* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. As of March 31, 2009, the "Fund Complex" consisted of the Fund, the TI Fund, the Master Fund, Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC.

               Currently, the Fund pays to each of the Independent Managers a per meeting fee of $500 for attendance at quarterly or special meetings of the Board (whether telephonic or in-person). The Master Fund pays to each of the Master Fund Independent Managers a per meeting fee of $2,000 for attendance at in-person quarterly or special meetings of the Master Fund Board and a per meeting fee of $1,000 for attendance at telephonic meetings of the Master Fund Board. The members of the Audit Committee receive a per meeting fee of $1,000 for attendance at meetings of the Audit Committee. In addition, each Independent Manager receives an annual retainer in the total amount of $10,000 ($11,000 for the chairman of the Audit Committee) from the Fund, the Master Fund and the TI Fund, and the Fund reimburses the Independent Managers for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund.

               NOMINEE EQUITY OWNERSHIP.

               The following table sets forth, as of March 31, 2009, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Fund.


                                                                                                      (3)
                                                             (2)                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                       DOLLAR RANGE OF                 SECURITIES OF ALL FUNDS OVERSEEN
                   (1)                                EQUITY SECURITIES                 OR TO BE OVERSEEN BY NOMINEE IN
             NAME OF NOMINEE                             OF THE FUND                    FAMILY OF INVESTMENT COMPANIES*

Alan Brott                                                  None                                     None
John C. Hover II                                            None                                     None
Victor F. Imbimbo, Jr.                                      None                                     None
Stephen V. Murphy                                           None                                 Over $100,000
Thomas G. Yellin                                            None                                     None


* As of March 31, 2009, the "family of investment companies" consisted of the Fund, the Master Fund and the TI Fund.

               As of March 31, 2009, none of the Independent Managers or nominees for election as managers, nor the immediate family members of the Independent Managers or nominees, beneficially owned or owned of record securities of USTHFM or Banc of America Investment Services, Inc., which serves as the Fund's placement agent (the "Placement Agent"), or of any persons directly or indirectly controlling, controlled by or under common control with USTHFM or the Placement Agent.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

               Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, USTHFM and officers of the Fund ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2009 has complied with applicable filing requirements. Similarly, the Fund believes that each of the members of the Master Fund Board, beneficial owners of more than 10% of the equity securities of the Master Fund, USTHFM and officers of the Master Fund ("Master Fund Reporting Persons") who was a Master Fund Reporting Person during the fiscal year ended March 31, 2009 has complied with applicable filing requirements.

               INVESTMENT ADVISER, PLACEMENT AGENT AND ADMINISTRATOR.

               USTHFM is a North Carolina corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. USTHFM serves as the manager or investment adviser to registered investment companies and private investment companies, including the TI Fund and the Master Fund, and may, in the future, serve as an investment adviser of other registered and private investment companies. The offices of USTHFM are located at 225 High Ridge Road, Stamford, CT 06905, and its telephone number is 1-866-921-7951. Bank of America Investment Services, Inc. serves as the Fund's Placement Agent. The offices of the Placement Agent are located at 100 Federal Street, Boston, MA 02110.

J.D. Clark & Co. (the "Administrator") provides accounting and certain administrative and investor services to the Fund. The offices of the Administrator are located at 2225 Washington Blvd, Suite 300, Ogden, Utah 84401.

               INDEPENDENT PUBLIC ACCOUNTANTS.

               The engagement of PwC as the independent registered public accounting firm ("Independent Auditors") of the Fund and the Master Fund for the fiscal year ending March 31, 2010 was approved by the Audit Committees of the Fund and the Master Fund, and the selection of PwC was unanimously approved by the Board and the Master Fund Board, including the separate vote of all of the Independent Managers and Master Fund Independent Managers, respectively, at meetings of the Audit Committees and the Board and Master Fund Board held on June 12, 2009. PwC, with offices at 300 Madison Avenue, New York, New York 10017, has served in such capacity since January 29, 2007.

               During the fiscal years ended March 31, 2008 and 2009 and through the date hereof, there were no disagreements between the Fund and the Master Fund and PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

               Since the Fund and the Master Fund comply with the provisions of Rule 32a-4 under the 1940 Act, they are not required to submit the selection of their independent registered public accounting firm to members for ratification.

               Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

               AUDIT FEES.

               For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for professional services rendered for the annual audit of the Fund's financial statements were $38,000 and $39,900, respectively.

               For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for professional services rendered for the annual audit of the Master Fund's financial statements were $80,000 and $84,000, respectively.

               AUDIT-RELATED FEES.

               For the fiscal years ended March 31, 2008 and March 31, 2009, there were no fees billed by PwC for assurance and related services reasonably related to the performance of the annual audit of the Fund's or the Master Fund's financial statements.

               During their regularly-scheduled periodic meetings, the Audit Committees of the Fund and the Master Fund pre-approve all audit, audit-related, tax and other services to be provided by the Independent Auditors to the Fund and the Master Fund, respectively. Each Audit Committee has delegated pre-approval authority to its chairman for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

               TAX FEES.

               For the fiscal years ended March 31, 2008 and March 31, 2009, there were no fees billed by PwC for tax return preparation and other tax-related services with respect to the Fund.

               For the fiscal years ended March 31, 2008 and March 31, 2009, the aggregate fees billed by PwC for tax return preparation and other tax-related services with respect to the Master Fund were $0 and $12,500, respectively.

               ALL OTHER FEES.

               For the fiscal years ended March 31, 2008 and March 31, 2009, there were no fees billed by PwC for services provided to the Fund or the Master Fund other than those described above.

               AGGREGATE NON-AUDIT FEES.

               For the fiscal years ended March 31, 2008 and March 31, 2009, the non-audit fees billed by PwC for services rendered to: the Fund, the Master Fund and USTHFM and any control person of USTHFM that provides ongoing services to the Fund and the Master Fund were $0 and $15,000, respectively. All such services provided to USTHFM and any such control person were pre-approved by each of the Audit Committees of the Fund and the Master Fund.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON
                                 AUGUST 7, 2009.

               The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials;
(iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of the Fund's Annual Report to Members for the fiscal year ended March 31, 2009.

               REQUIRED VOTE AND MANAGERS' RECOMMENDATION.

               Election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                         VOTE "FOR" EACH OF THE NOMINEES

II.     VOTING INFORMATION.

               REVOCATION OF PROXIES AND ABSTENTIONS.

               A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation via Internet or by touch-tone telephone.

               If a proxy (i) is properly executed and accompanied by instructions to withhold authority to vote, or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively,
"abstentions"), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Abstentions will have no effect on the outcome of voting on the Proposal.

               QUORUM REQUIREMENTS.

               A quorum of Members is necessary to properly convene the Meeting. If Members holding Interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

               ADJOURNMENTS.

               If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of Members present in person or by proxy at the Meeting. If a quorum is not present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" all of the nominees in favor of such adjournment, and will vote those proxies required to "WITHHOLD" on any nominees against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.    OTHER MATTERS AND ADDITIONAL INFORMATION.

               OTHER BUSINESS AT THE MEETING.

               The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

               FUTURE MEMBER PROPOSALS.

               Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o U.S. Trust Hedge Fund Management, Inc., 225 High Ridge Road, Stamford, Connecticut 06905.

               COMMUNICATION WITH THE BOARD.

               Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

               APPRAISAL RIGHTS.

               Members do not have any appraisal rights in connection with the Proposal.

               RESULTS OF VOTING.

               Members will be informed of the results of voting at the Meeting in the Fund's next semi-annual report, which will be sent to Members on or before November 30, 2009.

               EXPENSES.

               All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures, and the fee and expenses of the proxy solicitor, are being paid by the Fund.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                                            By Order of the Board of Managers



                                            /s/ Spencer N. Boggess
                                            ----------------------
                                            Name:  Spencer N. Boggess
                                            Title: Chief Executive Officer

                                            Dated:  July 10, 2009

                                    EXHIBIT 1

                             AUDIT COMMITTEE CHARTER
           EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS MASTER FUND, LLC
               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC
               EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC

                     June 3, 2003, as amended March 30, 2007

               This charter sets forth the purpose, authority and responsibilities of the Audit Committees of the Boards of Managers (the
"Boards")  of  Excelsior  Directional  Hedge  Fund of Funds  Master  Fund,  LLC,
Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC (each, a "Company"), each a Delaware limited liability company.

PURPOSES

               The Audit Committee of each Board (each, a "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Company's accounting and financial reporting processes, policies and practices; (b) the integrity of the Company's financial statements and the independent audit thereof; (c) the adequacy of the Company's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Company's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company's independent auditors; and (f) the Company's internal audit function.

AUTHORITY

               Each Committee has been duly established by its Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the applicable Company. Each Committee has the authority and responsibility to retain and terminate the applicable Company's independent auditors. In connection therewith, each Committee must evaluate the independence of the applicable Company's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

               Each Committee shall be comprised of the Managers who are "Independent Managers," which term shall mean each Manager (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the applicable Company; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the applicable Company (other than fees for serving as a Manager or member of the applicable Company's Audit Committee). The members of each Committee shall designate one member to serve as Chairman of the respective Committee, with Mr. Gene M. Bernstein serving as the initial Chairman of each Committee.

                                 Exhibit 1-1

               Each member of each Committee shall serve until a successor is appointed.

               The Board of each Fund shall determine whether each Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the respective Committee, nor does it decrease the duties and obligations of other Committee members or the Board of each Fund.

MEETINGS

               Each Committee shall meet on a regular basis and no less frequently than semi-annually. Periodically, each Committee shall meet to discuss with management the annual audited financial statements and semi-annual financial statements of the respective Fund. Periodically, each Committee should meet separately with management, the applicable Company's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. Each Committee may request any officer or employee of the applicable Company's investment adviser or the applicable Company's legal counsel (or counsel to the Independent Managers of the Board) or independent auditors to attend a meeting of the respective Committee or to meet with any members of, or consultants to, the respective Committee.

               Minutes of each meeting will be taken and circulated to all members of the respective Committee in a timely manner.

               Any action of the respective Committee requires the vote of a majority of the respective Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the respective Committee, two members of the respective Committee shall constitute a quorum for the purpose of taking any action.

DUTIES AND POWERS AND OF THE COMMITTEE

               The duties and powers of each Committee include, but are not limited to, the following:

o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the applicable Company's independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the applicable Company, and the independent auditors must report directly to the respective Committee;

o set the compensation of the independent auditors, such amount to be paid by the applicable Company;

o evaluate the independence of the applicable Company's independent auditors and receive the auditors' specific representations as to their independence;

                                   Exhibit 1-2

o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the applicable Company's independent auditors provide to the applicable Company, and (ii) all non-audit services that the applicable Company's independent auditors provide to the applicable Company's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the applicable Company, if the engagement relates directly to the operations and financial reporting of the applicable Company;

o meet with the applicable Company's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the applicable Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditor's comments with respect to the applicable Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the applicable Company;

o         review  reports  prepared  by  the  applicable  Company's  independent auditors detailing the fees paid to the applicable Company's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (the "SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

o ensure that the applicable Company's independent auditors prepare and deliver annually to the applicable Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the applicable Company, including each non-audit service provided to the applicable Company and the matters set forth in Independence Standards Board No. 1;

o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the applicable Company's annual (or semi-annual) report with the SEC, to the applicable Committee from the applicable Company's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the applicable

                                 Exhibit 1-3

          Company's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the applicable Company; and (iv) all non-audit services provided to any entity in the applicable Company's investment company complex that were not pre-approved by the applicable Committee;

o oversee the applicable Company's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the applicable Company's custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

o meet with the applicable Company's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the applicable Company to discuss significant risks and exposures, if any, to the applicable Company's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

o review of any issues brought to each Committee's attention by independent auditors or the applicable Company's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the applicable Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the applicable Company's internal controls;

o review and evaluate the qualifications, performance and independence of the lead partner of the applicable Company's independent auditors;

o require the applicable Company's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the applicable Company to provide any services other than audit, review or attest services;

o resolve any disagreements between the applicable Company's management and independent auditors concerning the Company's financial reporting;

o to the extent there are Managers who are not members of the respective Committee, report its activities to the respective full Board on a regular basis and make such recommendations with respect to the above and other matters as the applicable Committee may deem necessary or appropriate;

o review the respective Committee's charter at least annually and recommend any material changes to the respective Board; and

o review such other matters as may be appropriately delegated to the respective Committee by the respective Board.

                                 Exhibit 1-4

PROXY TABULATOR              TO  VOTE  BY  INTERNET
P.O. BOX 9112
FARMINGDALE, NY 11735        1) Read the Proxy Statement and have the proxy
                                card below at hand.
                             2) Go  to  website  WWW.PROXYVOTE.COM
                             3) Follow the instructions provided on the website.

                             TO  VOTE  BY  TELEPHONE

                             1) Read the Proxy Statement and have the proxy card
                                below at hand.
                             2) Call 1-800-690-6903
                             3) Follow  the  instructions.

                             TO  VOTE  BY  MAIL

                             1) Read the Proxy Statement.
                             2) Check the appropriate boxes on the proxy card
                                below.
                             3) Sign and date the proxy card.
                             4) Return the proxy card in the envelope provided.

                             PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
                             DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                     M15827-P83256                    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------
EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC

THE  BOARD  OF  MANAGERS  RECOMMENDS  A  VOTE  "FOR"    FOR  WITHHOLD FOR ALL   To withhold authority to vote for any
PROPOSAL  1.                                            ALL     ALL   EXCEPT    individual nominee(s), mark "For All
                                                                                Except" and write the name(s) of the
                                                                                nominee(s) on the line below.
1.  Election of Managers

    NOMINEES:                                            [ ]    [ ]    [ ]

    01) Alan Brott             04) Stephen V. Murphy
    02) John C. Hover II       05) Thomas G. Yellin
    03) Victor F. Imbimbo, Jr.


2.  In their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

If this proxy is properly executed and received by the Fund prior to the Meeting,  the interests in the Fund represented hereby will be voted in the manner  directed on this proxy card.  IF NO DIRECTIONS  ARE GIVEN,  THIS PROXY WILL BE VOTED
"FOR" PROPOSAL 1.

             PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please date and sign exactly as name appears on this proxy card.  Individuals,  joint tenants and IRA investors,  please sign exactly as name appears on this proxy card.  With respect to entity  investors,  each person required to sign under the investor's governing documents must sign. Executors, administrators, trustees, etc. should give their full title. If more than one authorized  signatory is required,  each signatory should sign. If Interests in the Fund are held jointly, each holder should sign.


---------------------------------   --------    ----------------------------- --------
Signature [PLEASE SIGN WITHIN BOX]    Date      Signature (Joint Owners)       Date



 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
                                    MEETING:
             The Proxy Statement is available at www.proxyvote.com.

--------------------------------------------------------------------------------
                                                                   M15828-P83256

              EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TE), LLC

                        PROXY SOLICITED ON BEHALF OF THE
                            BOARD OF MANAGERS FOR THE
            SPECIAL MEETING OF MEMBERS TO BE HELD ON AUGUST 7, 2009

The undersigned hereby appoints Steven L. Suss as proxy, with full power to appoint one or more substitutes, and hereby authorizes him to represent and to vote, as designated on the reverse side, the interest in Excelsior Directional Hedge Fund of Funds (TE), LLC (the "Fund") held of record by the undersigned on June 8, 2009 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of the Fund, 225 High Ridge Road, Stamford, Connecticut 06905 on August 7, 2009 at 11:30 a.m. (Eastern Daylight Time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members.

ONLY PROPERLY EXECUTED PROXIES RECEIVED BEFORE THE MEETING WILL BE VOTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.